                                                                  Exhibit (c)(2)

Confidential

PROJECT TITAN

Presentation to the Special Committee
October 24, 2000

Dain Rauscher Wessels

Preface

This book has been prepared by Dain Rauscher Wessels ("DRW"), a division of Dain Rauscher Incorporated, as part of a presentation being made in support of our opinion as to the fairness from a financial point of view, of the consideration to be paid by "Titan" to the minority shareholders of "Poseidon" in connection with Titan's acquisition of its remaining interest in Poseidon. Unless otherwise noted, the information and analyses contained in this book were prepared as of October 24, 2000. The material in this book and all analyses contained herein are confidential and are for the use of the special committee of independent directors of the Board of Directors of Poseidon, (the "Special Committee") in connection with its valuation of the proposed transaction. Any use of this material and/or the analyses contained herein for any other purpose (including the evaluation of any transaction other than Titan's acquisition of the minority interest in Poseidon) or any publication of this material or of the analyses contained herein without the express written consent of DRW is strictly prohibited. However, notwithstanding the foregoing, DRW consents to inclusion of this book in the Schedule TO, Schedule 13E-3 and Schedule 14D-9 relating to the transaction contemplated herein, in accordance with the terms of its engagement with Poseidon.

Among the activities conducted in the course of our role as financial advisor to the Special Committee, DRW received and reviewed business and financial information of Poseidon as developed by the company and held discussions with the management of the company regarding this information. In connection with the analyses contained herein, DRW has not independently verified any such information and has relied on all such information as being complete and accurate in all material respects. We assume that such information has been reasonably prepared and reflects the best currently available estimates and judgment of management, as the case may be. In addition, we have not performed or obtained any independent appraisal of the properties or assets of either company.

Several analytical methodologies have been employed herein and no one method of analysis should be regarded as critical to the overall conclusion we have reached. Each analytical technique has inherent strengths and weaknesses, and the nature of the available information may further affect the value of particular techniques. No long-term projections (beyond 2001) for Poseidon were made available; accordingly, we were unable to perform a discounted cash flow analysis. The overall conclusions we have reached are based on all the analysis and factors presented herein taken as a whole and also on application of our own experience and judgment. Such conclusions involve significant elements of subjective judgment and qualitative analysis. We therefore give no opinion as to the value or merit standing alone of any one or more parts of the material that follows. Our only opinion is the formal written opinion as to the fairness, from a financial point of view, of the consideration to be paid by Titan to the minority shareholders of Poseidon in the proposed transaction. The opinion, the analysis contained herein and the overall conclusions drawn from such analyses are necessarily based upon market, economic and other conditions that exist and can be evaluated as of the date of this book, and on information available to us as of the date hereof.

Contents                                                                        Tab
--------                                                                        ---
History & Transaction Overview                                                  1
Poseidon Financial & Trading Information                                        2
Summary Valuation Analysis                                                      3

Appendices
----------
Premiums Paid Analysis                                                          A
Comparable Company Analysis                                                     B

History & Transaction Overview

History

 .    Poseidon (the "Company") provides Internet-based e-commerce solutions to enable suppliers, resellers and end-users to buy and sell computer products online
 .    Poseidon was established as a business unit within Titan on July 1, 1993.
     The Company was incorporated as a separate entity under the laws of the State of Delaware on July 18, 1994
 .    The Company's initial public offering was on February 25, 1999 at a price of $21 per share
 .    Titan is currently the majority shareholder of Poseidon holding 62.5%/(1)/
     of the outstanding common stock
 .    On September 20, 2000, the Board of Directors of Poseidon formed a Special
     Committee to evaluate the Company's strategic alternatives. The Special Committee selected DRW as its financial advisor
 .    Poseidon's closing share price on October 24, 2000 was $3.44

(1)  Calculated using basic shares outstanding.

Overview of Terms and Conditions

Transaction Overview:                   Cash tender offer for all outstanding
                                        Class A shares of common stock
Tax and Accounting Treatment:           The transaction will be taxable and
                                        accounted for as a purchase
Consideration:                          $6.375 in cash for each outstanding
                                        share of Class A common stock
No-Shop Covenant:                       None
Break-Up Fee:                           None

Expense Reimbursement
upon Termination:                       Poseidon will pay $1.25 million to Titan
                                        if it accepts a competing offer

Anticipated Timetable (1)
         October 25:                    Sign and Announce Agreement

         Early November:                Commence Tender Offer
                                        File Tender Offer Statement (Sched. TO)
                                        and Rule 13e-3 Transaction Statement
                                        Mail Solicitation/Recommendation
                                        Statement (Schedule 14D-9) to
                                        Shareholders


         Late November:                 Tender Offer Expires (unless extended in
                                        accordance with the merger agreement)



         If Titan Owns at Least 90% of Class A Shares Outstanding: /(2)/
         ---------------------------------------------------------

         Early December:                Proceed with Merger (No Stockholder
                                        Vote) File Cert. of Ownership and Merger with Secretary of State of the State of Delaware
                                        Transaction Closes

         If Titan Owns Less Than 90% of Class A Shares Outstanding: /(2)/
         ----------------------------------------------------------

         Late January:                  Convene and Hold Special Meeting of
                                        Stockholders for Stockholder Vote /(3)/
                                        File Proxy or Information Statement with
                                        SEC
                                        File Certificate of Merger with
                                        Secretary of State of the State of
                                        Delaware
                                        Transaction Closes

(1) This Timetable is subject to developments that occur after the signing of the merger agreement, and the agreement is terminable if no tender offer purchases have occurred by January 31, 2001.
(2) The merger agreement provides for Titan to convert its Class B shares to Class A shares if necessary to reach a 90% ownership level.
(3) The merger agreement provides for the alternate of action by written consent if so available.

Summary of Financial Terms

   Current Market Valuation                                                Transaction Valuation

     Current Per Share Stock Price as of 10/24/00         $       3.44       Transaction Price Per Class A Share   $     6.375
     Fully Diluted Shares Outstanding:                                       Fully Diluted Shares Outstanding:
       Class A Common Stock/(1)/                             6,195,940         Class A Common Stock/(1)/             6,195,940
       Class B Common Stock/(2)/                            10,316,620         Class B Common Stock/(2)/                  -
       Dilutive Securities Using TSM/(3)/                      188,668         Dilutive Securities Using TSM/(3)/      858,581
                                                            ----------                                              ----------
       Total                                                16,701,228         Total                                 7,054,521
   Market Capitalization                                  $ 57,410,470         Transaction Value/(5)/              $44,972,574
       Less Cash & Short-Term Investments less Debt/(4)/  $ 77,987,393
                                                          ------------
   Enterprise Value                                       ($20,576,923)

   Implied Company Valuation

     Transaction Price Per Share                          $      6.375
     Fully Diluted Shares Outstanding:
       Class A Common Stock/(1)/                             6,195,940
       Class B Common Stock/(2)/                            10,316,620
       Dilutive Securities Using TSM/(3)/                      858,581
                                                           -----------
       Total                                                17,371,141
     Implied Market Capitalization                        $110,741,027
       Less Cash & Short-Term Investments less Debt/(4)/  $ 77,987,393
                                                          ------------
     Enterprise Value                                     $ 32,753,634

(1) Class A stock owned by minority shareholders. Class A shares have one vote per share.
(2) Class B stock owned by Titan.  Class B shares have 8 votes per share.
(3) Calculated using the Treasury Stock Method. All options are on Class A shares.
(4) As of 9/30/00.  Source: Poseidon Management.
(5) Calculated as (Class A shares + dilutive securities using TSM) x transaction price.

Premium Analysis

                                                              Premium at
                                                                $6.375
Date                                 Share Price              Offer Price
------------------------------     ---------------          ---------------
Current Stock Price (10/24/00)         $ 3.44                    85.5%
1 Day Prior                            $ 3.28                    94.3%
1 Week Average                         $ 3.16                   102.0%
1 Month Average                        $ 3.69                    72.6%
52 Week High                           $74.75                   (91.5%)
52 Week Low                            $ 3.06                   108.2%

Poseidon Financial & Trading Information

Poseidon Financial Profile

Financial Overview/(1)(2)/

  Cash & Short-Term Investments (MM's)                $77.99         1999 Calendar Revenue (MM's)       $44.01
  Cash & Short-Term Investments Per Share/(3)/        $ 4.67         2000 Calendar Revenue Est. (MM's)  $51.66
  Debt (MM's)                                         $ 0.00         1999 Calendar EPS                  ($0.55)
  Shareholder Equity (MM's)                           $54.41         2000 Calendar EPS Est.             ($0.75)

Stock Price Overview

  Current Per Share Stock Price as of 10/24/00        $ 3.44         Market Capitalization (MM's)        $57.41
  52 Week High                                        $74.75         Enterprise Value (MM's)/(7)/       ($20.58)
  52 Week Low                                         $ 3.06         Market Cap/Book Value                1.1 x
  Outstanding Shares                              16,512,560
  Diluted Shares Using TSM/(4)/                   16,701,228
  Avg. Daily Volume/(5)/                             216,483
  Value of Avg. Daily Vol. (MM's)/(6)/                $ 0.74

(1) Balance Sheet data as of 09/30/00.  Source: Poseidon Management.
(2) Revenue and EPS estimates provided by Poseidon Management. EPS assumes a $4.2 million restructuring charge in Q4 2000.
(3) Share count calculated using Treasury Stock Method as of 10/24/00 (16,701,228 shares). There are an additional 390,000 shares in treasury stock.
(4) Calculated using the Treasury Stock Method.
(5) LTM moving average.
(6) Value of average daily volume uses closing price as of 10/24/00.
(7) Calculated as Market Capitalization - Cash and Short Term Investments +
Debt.

Poseidon Ownership Analysis

Shares Outstanding: /(1)/
Class A Common Stock -           6,195,940    37.5%
Class B Common Stock -          10,316,620    62.5%
---------------------------------------------------
Total                           16,512,560   100.0%
===================================================

--------------------------------------------------------------------------------------------------------------------------------
Class A
                                                 % of Class                                                           % of Class
Insiders /(2)/                 Shares Held      Outstanding      Institutional Investors /(4)/      Shares Held      Outstanding
------------------------------ -----------      -----------      ---------------------------------  -----------      -----------
Ross Cooley                        575,000             9.3%      Berger LLC                             565,000             9.1%
Christina Jones                    518,200             8.4%      Invista Capital Management             510,000             8.2%
James Luttenbacher /(3)/            77,200             1.2%      West Highland Capital                  362,000             5.8%
Richard Friedman                     2,500             0.0%      Caxton Corporation                     142,300             2.3%
                                                                 Goldman Sachs and Company              102,220             1.6%
                                                                 15 Others                              295,501             4.8%
------------------------------ -----------      -----------      ---------------------------------  -----------      -----------
Total                            1,172,900            18.9%      Total                                1,977,021            31.9%
                               -----------      -----------                                         -----------      -----------
Public Float /(5)/               5,023,040            81.1%      Retail Float /(6)/                   3,046,019            49.2%
                               -----------      -----------                                         ===========      ===========
-----------------------------------------------------------
Class B                                                          Outstanding Option Table /(7)/
                                                 % of Class
Rule 144 Investor /(2)/        Shares Held      Outstanding      Range of Exercise Prices              Number            WAEP
------------------------------  ----------      -----------      ---------------------------------  -----------      -----------
Titan                           10,316,620           100.0%      $3.00                                1,482,388         $ 3.00
                                                                 $4.88                                  314,647         $ 4.88
                                                                 $6.40 - $12.00                         555,458         $ 8.57
                                                                 $13.00 - $30.00                        532,428         $26.29
                                                                 $30.38 - $66.38                        224,994         $42.06
                                                                                                    -----------      -----------
                                                                 $3.00 - $66.38                       3,109,914         $12.72
                                                                                                    ===========      ===========

(1) Shares outstanding as of 9/25/00 provided by Poseidon Management. There are an additional 390,000 shares in treasury stock.
(2) Figures as of 3/22/00 from latest Proxy statement (6/9/00) and Poseidon Management.
(3) No longer employed by Poseidon.
(4) 13F holders as of 9/30/00; provided by Poseidon Management.
(5) Public float calculated as total Class A shares less Insiders.
(6) Retail float calculated as public float less Institutional Investors.
(7) Options on Class A common stock; provided by Poseidon Management.

Last Twelve Month Daily Stock Price and Trading Volume

Chart depicting both the last twelve month daily stock price and the trading volume from October 22, 1999 to October 23, 2000. The left axis measures the stock price, ranging from $0 to $90 per share. The right axis measures the volume of shares traded, ranging from 0 to 2,500,000. The horizontal axis between them measures the date for the period beginning October 22, 1999 and ending October 23, 2000. The chart reflects both declining stock price and declining trading volume for the period.


Source: FactSet as of 10/24/00.

Poseidon vs. Comparable Company Index vs. NASDAQ Composite - YTD


Charts depicts a comparison of the indexed return of pcOrder stock with a comparable company's indexed return and with the NASDAQ composite over the period beginning January 3, 2000 and ending October 23, 2000. The chart reflects that over a period beginning January 3, 2000 and ending October 23, 2000, the indexed return of pcOrder stock declined more rapidly than the comparable company's indexed return and the NASDAQ composite.

* Comparable Company Index comprised of Allaire Corp., Calico Commerce, Inc., Eprise Corp., NetObjects, Inc., Open Market, Inc., and Viador Inc.

Source: FactSet as of 10/24/00.

Average Share Price Information as of 10/24/00

                                            Moving Averages

Period         Price          Volume       Value            Period         Price          Volume         Value
5 Day          $3.21         347,200    $1,115,742          30 Day          $4.08       3,491,700    $14,250,148
-----------------------------------------------------       -----------------------------------------------------
10 Day         $3.28         733,000    $2,400,991          60 Day          $4.68      10,723,100    $50,187,625
-----------------------------------------------------       -----------------------------------------------------
20 Day         $3.64       2,530,200    $9,205,862          90 Day          $5.71      14,946,500    $85,393,166
-----------------------------------------------------       -----------------------------------------------------

_________________________
Source: FactSet.

Analyst Coverage /(1)/

-----------------------------------------------------------------------------------------------------------------------------------
                                                 Poseidon - Analyst Coverage
-----------------------------------------------------------------------------------------------------------------------------------
 Investment Bank                         Analyst        Recommendation     Price Target     EPS Growth Rate /(2)/     Report Date
-----------------------------------------------------------------------------------------------------------------------------------
 Southwest Securities                 Bradley Whit         Neutral             NA                10-20%                07/27/00
-----------------------------------------------------------------------------------------------------------------------------------
 Pacific Growth Equities, Inc. /(3)/  Bala Srinivasa         Buy             $15.00                 20%                07/27/00
-----------------------------------------------------------------------------------------------------------------------------------
 ===================================================================================================================================

(1) Analyst coverage does not include SG Cowen research, whose last report was published on 2/15/00.
(2) Management projects `00 - `01 revenue to decline by 45%.
(3) EPS growth rate provided by Bloomberg.

Historical & Projected Income Statement(1)

                                             Quarter Ended   Quarter Ended      Quarter Ended     Quarter Ended     Year Ended
                                               3/31/1999        6/30/1999         9/30/1999         12/31/1999      12/31/1999
                                             -------------    -------------     -------------     -------------     ----------
Revenues:
 Software and subscriptions                         $3,944           $4,288            $6,257            $6,614        $21,103
 Content and services                                3,716            4,620             6,800             7,773         22,909
                                             -------------    -------------     -------------     -------------     ----------
Total revenues                                       7,660            8,908            13,057            14,387         44,012
                                             -------------    -------------     -------------     -------------     ----------

Cost of revenues:
 Software and subscriptions                          1,201            1,122             1,387             1,726          5,436
 Content and services                                2,743            3,357             5,066             5,845         17,011
                                             -------------    -------------     -------------     -------------     ----------
Total cost of revenues                               3,944            4,479             6,453             7,571         22,447
                                             -------------    -------------     -------------     -------------     ----------

Gross Profit:
 Software and subscriptions                          2,743            3,166             4,870             4,888         15,667
 Content and services                                  973            1,263             1,734             1,928          5,898
                                             -------------    -------------     -------------     -------------     ----------
Total gross profit                                   3,716            4,429             6,604             6,816         21,565
                                             -------------    -------------     -------------     -------------     ----------

Operating expenses:
 Research and development                            1,231            1,537             1,959             2,374          7,101
 Selling and marketing                               3,975            4,723             4,388             4,746         17,832
 General and administrative                          1,417            1,386             1,503             2,314          6,620
 Amortization of deferred stock compensation           373              321               259               322          1,275
 Restructuring charge                                    0                0                 0                 0              0
 Total operating expenses                            6,996            7,967             8,109             9,756         32,828
                                             -------------    -------------     -------------     -------------     ----------
Operating loss                                      (3,280)          (3,538)           (1,505)           (2,940)       (11,263)
                                             -------------    -------------     -------------     -------------     ----------
 Interest income                                       237              604               764             1,005          2,610
 Loss before income taxes                           (3,043)          (2,934)             (741)           (1,935)        (8,653)
 Income tax benefits                                   243                0                 0                 0            243
                                             -------------    -------------     -------------     -------------     ----------
Net loss                                           ($2,800)         ($2,934)            ($741)          ($1,935)       ($8,410)
                                             =============    =============     =============     =============     ==========
 Weighted average shares outstanding                13,907           15,530            15,602            15,292         15,292
 EPS                                                ($0.20)          ($0.19)           ($0.05)           ($0.13)        ($0.55)
 EPS (excluding one-time charges)                   ($0.20)          ($0.19)           ($0.05)           ($0.13)        ($0.55)

                                                                                Est. Quarter      Proj. Quarter
                                            Quarter Ended     Quarter Ended     Quarter Ended        Ending        Proj. Year Ending
                                              3/31/2000         6/30/2000         9/30/2000        12/31/2000          12/31/2000
                                            --------------    -------------     -------------     -------------    -----------------
Revenues:
 Software and subscriptions                         $6,905           $7,158            $6,912            $5,315            $26,292
 Content and services                                8,404            8,217             6,540             2,214             25,376
                                             -------------    -------------     -------------     -------------         ----------
Total revenues                                      15,309           15,375            13,452             7,529             51,668
                                             -------------    -------------     -------------     -------------         ----------

Cost of revenues:
 Software and subscriptions                          1,480            1,199             1,198             1,035              4,912
 Content and services                                6,645            8,042             5,953             4,127             24,768
                                             -------------    -------------     -------------     -------------         ----------
Total cost of revenues                               8,125            9,241             7,151             5,162             29,681
                                             -------------    -------------     -------------     -------------         ----------

Gross Profit:
 Software and subscriptions                          5,425            5,959             5,714             4,280             21,379
 Content and services                                1,759              175               587            (1,913)               608
                                             -------------    -------------     -------------     -------------         ----------
Total gross profit                                   7,184            6,134             6,301             2,367             21,987
                                             -------------    -------------     -------------     -------------         ----------

Operating expenses:
 Research and development                            3,544            4,132             3,754             3,680             15,111
 Selling and marketing                               4,172            3,203             1,967             1,511             10,854
 General and administrative                          2,789            1,992             1,839             1,490              8,110
 Amortization of deferred stock compensation           258              213               174               146                791
 Restructuring charge                                    0                0                 0             4,358              4,358
 Total operating expenses                           10,763            9,540             7,734            11,184             39,223
                                             -------------    -------------     -------------     -------------         ----------
Operating loss                                      (3,579)          (3,406)           (1,433)           (8,817)           (17,236)
                                             -------------    -------------     -------------     -------------         ----------
 Interest income                                     1,180            1,246             1,187             1,037              4,650
 Loss before income taxes                           (2,399)          (2,160)             (246)           (7,780)           (12,585)
 Income tax benefits                                     0                0                 0                 0                  0
                                             -------------    -------------     -------------     -------------         ----------
Net loss                                           ($2,399)         ($2,160)            ($246)          ($7,780)          ($12,585)
                                             =============    =============     =============     =============         ==========
 Weighted average shares outstanding                16,669           16,823            16,714            16,798             16,798
 EPS                                                ($0.14)          ($0.13)           ($0.01)           ($0.46)            ($0.75)
 EPS (excluding one-time charges)                   ($0.14)          ($0.13)           ($0.01)           ($0.20)            ($0.49)

                                             Proj. Quarter    Proj. Quarter     Proj. Quarter     Proj. Quarter
                                                Ending           Ending            Ending            Ending        Proj. Year Ending
                                               3/31/2001        6/30/2001         9/30/2001         12/31/2001         12/31/2001
                                             -------------    -------------     -------------     -------------   ----------------
Revenues:
 Software and subscriptions                         $5,299           $5,299            $4,373            $4,790            $19,760
 Content and services                                1,780            2,025             2,327             2,408              8,540
                                             -------------    -------------     -------------     -------------          ---------
Total revenues                                       7,079            7,324             6,700             7,198             28,300
                                             -------------    -------------     -------------     -------------          ---------

Cost of revenues:
 Software and subscriptions                            979              949               723               724              3,376
 Content and services                                2,246            2,136             2,312             2,203              8,897
                                             -------------    -------------     -------------     -------------          ---------
Total cost of revenues                               3,225            3,086             3,035             2,927             12,273
                                             -------------    -------------     -------------     -------------          ---------

Gross Profit:
 Software and subscriptions                          4,320            4,349             3,650             4,065             16,384
 Content and services                                 (466)            (111)               15               206               (356)
                                             -------------    -------------     -------------     -------------          ---------
Total gross profit                                   3,854            4,238             3,665             4,271             16,028
                                             -------------    -------------     -------------     -------------          ---------

Operating expenses:
 Research and development                            3,455            3,365             1,764             1,732             10,315
 Selling and marketing                               1,600            1,797             1,901             2,049              7,347
 General and administrative                          1,140            1,036             1,006             1,066              4,248
 Amortization of deferred stock compensation           123              102                84                64                373
 Restructuring charge                                    0                0                 0                 0                  0
 Total operating expenses                            6,317            6,300             4,754             4,911             22,282
                                             -------------    -------------     -------------     -------------          ---------
Operating loss                                      (2,464)          (2,062)           (1,089)             (640)            (6,255)
                                             -------------    -------------     -------------     -------------          ---------
 Interest income                                       853              777               696               702              3,027
 Loss before income taxes                           (1,611)          (1,286)             (393)               62             (3,228)
 Income tax benefits                                     0                0                 0                 0                  0
                                             -------------    -------------     -------------     -------------          ---------
Net loss                                           ($1,611)         ($1,286)            ($393)              $62            ($3,228)
                                             =============    =============     =============     =============          =========
 Weighted average shares outstanding                16,882           16,966            17,136            17,307             17,307
 EPS                                                ($0.10)          ($0.08)           ($0.02)            $0.00             ($0.19)
 EPS (excluding one-time charges)                   ($0.10)          ($0.08)           ($0.02)            $0.00             ($0.19)

(1)  Estimates and projections provided by Poseidon Management.

Historical & Projected Income Statement - Margin Analysis/(1)/

                                            Quarter Ended      Quarter Ended      Quarter Ended      Quarter Ended      Year Ended
                                              3/31/1999          6/30/1999          9/30/1999          12/31/1999       12/31/1999
                                            -------------      -------------      -------------      -------------      ----------
Revenues:
 Software and subscriptions                         51.5%              48.1%              47.9%              46.0%           47.9%
 Content and services                               48.5%              51.9%              52.1%              54.0%           52.1%
                                            ------------       ------------       ------------      -------------      ----------
Total revenues                                     100.0%             100.0%             100.0%             100.0%          100.0%
                                            ------------       ------------       ------------      -------------      ----------
Cost of revenues:
 Software and subscriptions                         15.7%              12.6%              10.6%              12.0%           12.4%
 Content and services                               35.8%              37.7%              38.8%              40.6%           38.7%
                                            ------------       ------------       ------------      -------------      ----------
Total cost of revenues                              51.5%              50.3%              49.4%              52.6%           51.0%
                                            ------------       ------------       ------------      -------------      ----------
Gross Profit:
 Software and subscriptions                         35.8%              35.5%              37.3%              34.0%           35.6%
 Content and services                               12.7%              14.2%              13.3%              13.4%           13.4%
                                            ------------       ------------       ------------      -------------      ----------
Total gross profit                                  48.5%              49.7%              50.6%              47.4%           49.0%
                                            ------------       ------------       ------------      -------------      ----------
Operating expenses:
 Research and development                           16.1%              17.3%              15.0%              16.5%           16.1%
 Selling and marketing                              51.9%              53.0%              33.6%              33.0%           40.5%
 General and administrative                         18.5%              15.6%              11.5%              16.1%           15.0%
 Amortization of deferred stock compensation         4.9%               3.6%               2.0%               2.2%            2.9%
 Restructuring charge                                0.0%               0.0%               0.0%               0.0%            0.0%
 Total operating expenses                           91.3%              89.4%              62.1%              67.8%           74.6%
                                            ------------       ------------       ------------      -------------      ----------
Operating loss                                     (42.8%)            (39.7%)            (11.5%)            (20.4%)         (25.6%)
                                            ------------       ------------       ------------       ------------       ---------
 Interest income                                     3.1%               6.8%               5.9%               7.0%            5.9%
 Loss before income taxes                          (39.7%)            (32.9%)             (5.7%)            (13.4%)         (19.7%)
 Income tax benefit                                  3.2%               0.0%               0.0%               0.0%            0.6%
                                            ------------       ------------       ------------       ------------       ---------
Net loss                                           (36.6%)            (32.9%)             (5.7%)            (13.4%)         (19.1%)
                                            ============       ============       ============       ============       =========
                                                                               Est. Quarter   Proj. Quarter
                                          Quarter Ended     Quarter Ended         Ending         Ending         Proj. Year Ending
                                            3/31/2000         6/30/2000          9/30/2000     12/31/2000           12/31/2000
                                          -------------     -------------      ------------    ----------       -----------------
Revenues:
 Software and subscriptions                       45.1%             46.6%             51.4%        70.6%                    50.9%
 Content and services                             54.9%             53.4%             48.6%        29.4%                    49.1%
                                          ------------      ------------       -----------    ---------         ----------------
Total revenues                                   100.0%            100.0%            100.0%       100.0%                   100.0%
                                          ------------      ------------       -----------    ---------         ----------------
Cost of revenues:
 Software and subscriptions                        9.7%              7.8%              8.9%        13.7%                     9.5%
 Content and services                             43.4%             52.3%             44.3%        54.8%                    47.9%
                                          ------------      ------------       -----------    ---------         ----------------
Total cost of revenues                            53.1%             60.1%             53.2%        68.6%                    57.4%
                                          ------------      ------------       -----------    ---------         ----------------
Gross Profit:
 Software and subscriptions                       35.4%             38.8%             42.5%        56.9%                    41.4%
 Content and services                             11.5%              1.1%              4.4%       (25.4%)                    1.2%
                                          ------------      ------------       -----------    ---------         ----------------
Total gross profit                                46.9%             39.9%             46.8%        31.4%                    42.6%
                                          ------------      ------------       -----------    ---------         ----------------
Operating expenses:
 Research and development                         23.1%             26.9%             27.9%        48.9%                    29.2%
 Selling and marketing                            27.3%             20.8%             14.6%        20.1%                    21.0%
 General and administrative                       18.2%             13.0%             13.7%        19.8%                    15.7%
 Amortization of deferred stock compensation       1.7%              1.4%              1.3%         1.9%                     1.5%
 Restructuring charge                              0.0%              0.0%              0.0%        57.9%                     8.4%
Total operating expenses                          70.3%             62.0%             57.5%       148.6%                    75.9%
                                          ------------      ------------       -----------    ---------         ----------------
Operating loss                                   (23.4%)           (22.2%)           (10.7%)     (117.1%)                  (33.4%)
                                          ------------      ------------       -----------    ---------         ----------------
 Interest income                                   7.7%              8.1%              8.8%        13.8%                     9.0%
 Loss before income taxes                        (15.7%)           (14.0%)            (1.8%)     (103.3%)                  (24.4%)
 Income tax benefit                                0.0%              0.0%              0.0%         0.0%                     0.0%
                                          ------------      ------------       -----------    ---------         ----------------
Net loss                                         (15.7%)           (14.0%)            (1.8%)     (103.3%)                  (24.4%)
                                          ============      ============       ===========    =========         ================

                                            Proj. Quarter    Proj. Quarter       Proj. Quarter     Proj. Quarter
                                               Ending           Ending              Ending            Ending       Proj. Year Ending
                                              3/31/2001        6/30/2001           9/30/2001         12/31/2001       12/31/2001
                                            ------------     -------------       -------------     -------------   -----------------
Revenues:
 Software and subscriptions                        74.9%            72.3%               65.3%              66.5%              69.8%
 Content and services                              25.1%            27.7%               34.7%              33.5%              30.2%
                                            -----------      -----------         -----------       ------------    ---------------
Total revenues                                    100.0%           100.0%              100.0%             100.0%             100.0%
                                            -----------      -----------         -----------       ------------    ---------------
Cost of revenues:
 Software and subscriptions                        13.8%            13.0%               10.8%              10.1%              11.9%
 Content and services                              31.7%            29.2%               34.5%              30.6%              31.4%
                                            -----------      -----------        ------------      -------------   ----------------
Total cost of revenues                             45.6%            42.1%               45.3%              40.7%              43.4%
                                            -----------      -----------        ------------      -------------   ----------------
Gross Profit:
 Software and subscriptions                        61.0%            59.4%               54.5%              56.5%              57.9%
 Content and services                              (6.6%)           (1.5%)               0.2%               2.9%              (1.3%)
                                            -----------      -----------        ------------      -------------   ----------------
Total gross profit                                 54.4%            57.9%               54.7%              59.3%              56.6%
                                            -----------      -----------        ------------      -------------   ----------------
Operating expenses:
 Research and development                          48.8%            45.9%               26.3%              24.1%              36.4%
 Selling and marketing                             22.6%            24.5%               28.4%              28.5%              26.0%
 General and administrative                        16.1%            14.2%               15.0%              14.8%              15.0%
 Amortization of deferred stock compensation        1.7%             1.4%                1.3%               0.9%               1.3%
 Restructuring charge                               0.0%             0.0%                0.0%               0.0%               0.0%
Total operating expenses                           89.2%            86.0%               71.0%              68.2%              78.7%
                                            -----------      -----------        -------------     -------------   ----------------
Operating loss                                    (34.8%)          (28.2%)              (16.3%)            (8.9%)            (22.1%)
                                            -----------      -----------        -------------     -------------   ----------------
 Interest income                                   12.0%            10.6%                10.4%              9.7%              10.7%
 Loss before income taxes                         (22.8%)          (17.6%)               (5.9%)             0.9%             (11.4%)
 Income tax benefit                                 0.0%             0.0%                 0.0%              0.0%               0.0%
                                            -----------      -----------         ------------      ------------    ---------------
Net loss                                          (22.8%)          (17.6%)               (5.9%)             0.9%             (11.4%)
                                            ===========      ===========         ============      ============    ===============

(1) Estimates and projections provided by Poseidon Management.

Historical & Projected Balance Sheet (1)

                                                       12/31/98           3/31/99        06/30/99         9/30/99
                                                  ---------------    -------------    ------------     -------------
ASSETS
Current assets:
  Cash and Equivalents                            $         4,726    $      49,481     $    47,928     $      44,580
  Short-term investments                                        0            7,015             696            18,565
  Accounts receivable, net                                  4,775              208          21,010            10,540
  Prepaid expenses and other assets                           150              484             422               647
Total current assets                              ---------------    -------------     -----------     -------------
                                                            9,651           57,188          70,056            74,322

  Property and equipment, net                               1,938            1,943           2,154             2,729
  Other assets                                                665                0           2,774                60
Total assets                                      ---------------    -------------     -----------     -------------
                                                  $        12,254    $      59,131     $    74,984     $      77,121
                                                  ===============    =============     ===========     =============
LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                            612            1,148           1,130             1,833
  Accrued liabilities                                       3,150            5,569           9,573             8,733
  Payable to Trilogy, net                                   4,506                0             539             3,628
  Deferred revenue                                         12,531           15,833          29,855            28,407
                                                  ---------------    -------------     -----------     -------------
Total current liabilities                                  20,799           22,550          41,097            42,601

Stockholders' equity:
  Common Stock                                                129              155             155               157
  Treasury Stock                                                0                0               0                 0
  Additional paid-in capital                                4,024           51,930          51,855            52,937
  Deferred stock compensation                              (1,726)          (1,732)         (1,403)           (1,131)
  Accumulated other comprehensive loss                          0                0             (14)                4
  Accumulated deficit                                     (10,972)         (13,772)        (16,706)          (17,447)
  Total stockholders' equity                               (8,545)          36,581          33,887            34,520
                                                  ---------------    -------------     -----------      ------------
Total liabilities and stockholders' equity        $        12,254    $      59,131     $    74,984      $     77,121
                                                  ---------------    -------------     -----------      ------------

                                                      12/31/99          3/31/00          6/30/00       09/30/00 Est.
                                                  ---------------    -------------     ------------    -------------
ASSETS
Current assets:
  Cash and Equivalents                            $        54,113    $      66,001     $    65,454     $      69,135
  Short-term investments                                   27,364           12,059           7,780             8,852
  Accounts receivable, net                                 16,427           11,626          10,210             7,193
  Prepaid expenses and other assets                         1,030            2,813           1,725             1,560
                                                  ---------------    -------------     -----------     -------------
Total current assets                                       98,934           92,499          85,169            86,741

  Property and equipment, net                               3,592            4,061           3,686             2,870
  Other assets                                              3,212            3,212           3,218             3,218
                                                  ---------------    -------------     -----------     -------------
Total assets                                      $       105,738    $      99,772     $    92,073     $      92,829
                                                  ===============    =============     ===========     =============

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                          1,508            1,685           2,071             1,180
  Accrued liabilities                                       8,814            6,766           6,425             4,091
  Payable to Trilogy, net                                   4,119            7,270           4,284             5,322
  Deferred revenue                                         31,380           25,878          22,722            27,827
                                                  ---------------    -------------     -----------     -------------
Total current liabilities                                  45,821           41,599          35,502            38,420

Stockholders' equity:
  Common Stock                                                166              168             169               169
  Treasury Stock                                                0                0               0            (2,293)
  Additional paid-in capital                               80,401           80,815          81,148            81,293
  Deferred stock compensation                              (1,350)          (1,092)           (860)             (653)
  Accumulated other comprehensive loss                         (1)             (20)            (28)               (3)
  Accumulated deficit                                     (19,299)         (21,698)        (23,858)          (24,104)
  Total stockholders' equity                               59,917           58,173          56,571            54,409
                                                  ---------------    -------------     -----------     -------------
Total liabilities and stockholders' equity        $       105,738    $      99,772     $    92,073     $      92,829
                                                  ---------------    -------------     -----------     -------------

                                                   12/31/00 Proj.   03/31/00 Proj.  06/30/01 Proj.   09/30/01 Proj.  12/31/01 Proj.
                                                  ---------------   --------------  --------------   --------------  -------------
ASSETS
  Current assets:
  Cash and Equivalents                            $        56,856    $      51,767     $    46,389     $      46,780  $   45,692
  Short-term investments                                    8,852            8,852           8,852             8,852       8,852
  Accounts receivable, net                                  2,000            1,985           6,182             3,318       5,470
  Prepaid expenses and other assets                           613              456             321               259         197
                                                  ---------------    -------------     -----------     -------------  ----------
Total current assets                                       68,322           63,061          61,745            59,210      60,212

  Property and equipment, net                               2,222            1,746           1,353             1,046         706
  Other assets                                              3,218            3,218           3,218             3,218       3,218
                                                  ---------------    -------------     -----------     -------------  ----------
Total assets                                      $        73,762    $      68,025     $    66,316     $      63,474  $   64,136
                                                  ===============    =============     ===========     =============  ==========

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                                          2,040            1,488           1,495             1,482       1,501
  Accrued liabilities                                       2,635            1,100           2,148             1,300       2,223
  Payable to Trilogy, net                                       0            2,757               0               721           0
  Deferred revenue                                         23,349           19,283          21,236            19,539      20,556
                                                  ---------------    -------------     -----------     -------------  ----------
Total current liabilities                                  28,024           24,628          24,879            23,042      24,280

Stockholders' equity:
  Common Stock                                                169              169             169               169         169
  Treasury Stock                                           (2,293)          (2,293)         (2,293)           (2,293)     (2,293)
  Additional paid-in capital                               81,294           81,294          81,294            81,294      81,294
  Deferred stock compensation                                (507)            (384)           (282)             (198)       (134)
  Accumulated other comprehensive loss                         (3)              (3)             (3)               (3)         (3)
  Accumulated deficit                                     (32,921)         (35,385)        (37,448)          (38,537)    (39,176)
  Total stockholders' equity                               45,738           43,397          41,437            40,432      39,856
                                                  ---------------    -------------     -----------     -------------  ----------
Total liabilities and stockholders' equity        $        73,762    $      68,025     $    66,316     $      63,474  $   64,136
                                                  ---------------    -------------     -----------     -------------  ----------

(1) Estimates and projections provided by Poseidon Management.

Historical & Projected Balance Sheet - Margin Analysis/(1)/

                                          12/31/98      3/31/99     06/30/99      9/30/99     12/31/99      3/31/00      6/30/00
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
ASSETS
Current assets:
  Cash and Equivalents                          38.6%        83.7%        63.9%        57.8%        51.2%        66.2%        71.1%
  Short-term investments                         0.0%        11.9%         0.9%        24.1%        25.9%        12.1%         8.4%
  Accounts receivable, net                      39.0%         0.4%        28.0%        13.7%        15.5%        11.7%        11.1%
  Prepaid expenses and other assets              1.2%         0.8%         0.6%         0.8%         1.0%         2.8%         1.9%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total current assets                            78.8%        96.7%        93.4%        96.4%        93.6%        92.7%        92.5%

  Property and equipment, net                   15.8%         3.3%         2.9%         3.5%         3.4%         4.1%         4.0%
  Other assets                                   5.4%         0.0%         3.7%         0.1%         3.0%         3.2%         3.5%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total assets                                   100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                         ===========  ===========  ===========  ===========  ===========  ===========  ===========


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                               5.0%         1.9%         1.5%         2.4%         1.4%         1.7%         2.2%
  Accrued liabilities                           25.7%         9.4%        12.8%        11.3%         8.3%         6.8%         7.0%
  Payable to Trilogy, net                       36.8%         0.0%         0.7%         4.7%         3.9%         7.3%         4.7%
  Deferred revenue                             102.3%        26.8%        39.8%        36.8%        29.7%        25.9%        24.7%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total current liabilities                      169.7%        38.1%        54.8%        55.2%        43.3%        41.7%        38.6%


Stockholders' equity:
  Common Stock                                   1.1%         0.3%         0.2%         0.2%         0.2%         0.2%         0.2%
  Treasury Stock                                 0.0%         0.0%         0.0%         0.0%         0.0%         0.0%         0.0%
  Additional paid-in capital                    32.8%        87.8%        69.2%        68.6%        76.0%        81.0%        88.1%
  Deferred stock compensation                  (14.1%)       (2.9%)       (1.9%)       (1.5%)       (1.3%)       (1.1%)       (0.9%)
  Accumulated other comprehensive loss           0.0%         0.0%        (0.0%)        0.0%        (0.0%)       (0.0%)       (0.0%)
  Accumulated deficit                          (89.5%)      (23.3%)      (22.3%)      (22.6%)      (18.3%)      (21.7%)      (25.9%)
  Total stockholders' equity                   (69.7%)       61.9%        45.2%        44.8%        56.7%        58.3%        61.4%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------
Total liabilities and stockholders'
  equity                                       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%       100.0%
                                         -----------  -----------  -----------  -----------  -----------  -----------  -----------

                                     09/30/00 Est.  12/31/00 Proj.  03/31/01 Proj.  06/30/01 Proj.  09/30/01 Proj.  12/31/01 Proj.
                                     -------------  --------------  --------------  --------------  --------------  --------------
ASSETS
Current assets:
  Cash and Equivalents                        74.5%           77.1%           76.1%           70.0%           73.7%           71.2%
  Short-term investments                       9.5%           12.0%           13.0%           13.3%           13.9%           13.8%
  Accounts receivable, net                     7.7%            2.7%            2.9%            9.3%            5.2%            8.5%
  Prepaid expenses and other assets            1.7%            0.8%            0.7%            0.5%            0.4%            0.3%
                                     -------------  --------------  --------------  --------------  --------------  --------------
Total current assets                          93.4%           92.6%           92.7%           93.1%           93.3%           93.9%

  Property and equipment, net                  3.1%            3.0%            2.6%            2.0%            1.6%            1.1%
  Other assets                                 3.5%            4.4%            4.7%            4.9%            5.1%            5.0%
                                     -------------  --------------  --------------  --------------  --------------  --------------
Total assets                                 100.0%          100.0%          100.0%          100.0%          100.0%          100.0%
                                     =============  ==============  ==============  ==============  ==============  ==============


LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
  Accounts payable                             1.3%            2.8%            2.2%            2.3%            2.3%            2.3%
  Accrued liabilities                          4.4%            3.6%            1.6%            3.2%            2.0%            3.5%
  Payable to Trilogy, net                      5.7%            0.0%            4.1%            0.0%            1.1%            0.0%
  Deferred revenue                            30.0%           31.7%           28.3%           32.0%           30.8%           32.1%
                                     -------------  --------------  --------------  --------------  --------------  --------------
Total current liabilities                     41.4%           38.0%           36.2%           37.5%           36.3%           37.9%

Stockholders' equity:
  Common Stock                                 0.2%            0.2%            0.2%            0.3%            0.3%            0.3%
  Treasury Stock                              (2.5%)          (3.1%)          (3.4%)          (3.5%)          (3.6%)          (3.6%)
  Additional paid-in capital                  87.6%          110.2%          119.5%          122.6%          128.1%          126.8%
  Deferred stock compensation                 (0.7%)          (0.7%)          (0.6%)          (0.4%)          (0.3%)          (0.2%)
  Accumulated other comprehensive loss        (0.0%)          (0.0%)          (0.0%)          (0.0%)          (0.0%)          (0.0%)
  Accumulated deficit                        (26.0%)         (44.6%)         (52.0%)         (56.5%)         (60.7%)         (61.1%)
  Total stockholders' equity                  58.6%           62.0%           63.8%           62.5%           63.7%           62.1%
                                     -------------  --------------  --------------  --------------  --------------  --------------
Total liabilities and stockholders'
 equity                                      100.0%          100.0%          100.0%          100.0%          100.0%          100.0%
                                     -------------  --------------  --------------  --------------  --------------  --------------

(1)  Estimates and projections provided by Poseidon Management.

Summary Valuation Analysis

Process Summary

 .   Special Committee formed on September 20, 2000
 .   DRW engaged by the Special Committee on September 25, 2000
 .   DRW conducted due diligence September 27 through October 17, 2000 (See
    Summary Due Diligence findings on following page)
 .   First offer by Titan $5.00
 .   Negotiated offer price $6.375

Summary Due Diligence Findings

 .   Management's opinions vary as to the future direction of the Company
 .   Employee turnover has been high for several months
 .   Only 8 "profitable" customers. None are referenceable and, in aggregate, they provide negative future cash flows despite their characterization as being profitable accounts
 .   The Company has had no new software bookings in the last 9 months
 .   Poseidon has not done any long-term strategic planning nor does it have financial projections beyond 12/31/01
 .   The ambiguous nature of the language in the technology licensing agreements between Titan and Poseidon and the history of product development by both companies make it difficult to determine the distinct ownership of the products between them
 .   Titan's controlling ownership and voting position, its competing business unit, the relative importance of its configuration software in Poseidon's selling process and the difficulty associated with the separation of intellectual property between Titan and Poseidon present significant challenges to the marketability of Poseidon to an independent third party

Premiums Paid Analysis

     Acquisitions of Minority Interest/(1)/
     ---------------------------------
                                                            1 Day Prior/(2)/      1 Week Avg./(2)/      1 Month Avg./(2)/
                                                          --------------------  --------------------  ---------------------
                    Mean                                         47.2%                 45.2%                  45.6%
                    Median                                       35.4%                 31.2%                  38.4%

     Precedent Transactions/(3)/
     ----------------------
                                                               1 Day Prior           1 Week Avg.           1 Month Avg.
                                                          --------------------  --------------------  ---------------------

                    Mean                                         45.6%                 49.1%                  57.6%
                    Median                                       28.3%                 38.2%                  53.5%

     ======================================================================================================================
          Poseidon/(4)/                                          94.3%                102.0%                  72.6%
     ======================================================================================================================

(1) See Appendix A for detail.
(2) All periods relative to announcement period.
(3) Includes acquisitions of software companies with revenues greater than $5 million, announced after January 1, 1999 and with transaction values between $10 million and $500 million. Source: Commscan M&A Desk.
(4) Periods relative to 10/24/00.

Multiples Analysis

Precedent Transaction Analysis:/(1)/
-------------------------------
                                        ----------------------------------------     --------------
                                           Transaction Value/LTM Revenue/(2)/           Poseidon
                                        ----------------------------------------     --------------
                                           Mean       Median     Low      High
                                        ----------  ---------- -------  --------
                                          2.5 x       1.9 x     0.2 x    9.9 x          1.9 x /(3)/

Comparable Companies:/(4)/
---------------------
                                        ----------------------------------------
                                                      Growth Rates
                                        ----------------------------------------
                                           Mean       Median     Low      High
                                        ----------  ---------- -------  --------
     CY'00 Revenue Growth Rate            152.0%       96.0%    23.3%  - 423.1%        17.4%
     CY'01 Revenue Growth Rate             61.5%       54.7%    13.9%  - 112.6%       (45.3%)

                                        ----------------------------------------
                                                Enterprise Value/Revenue
                                        ----------------------------------------
                                           Mean       Median     Low      High
                                        ----------  ---------- -------  --------
     CY'00 Revenue                          2.2 x       2.0 x   1.3 x  -  3.9 x         0.6 x
     CY'01 Revenue                          1.3 x       1.2 x   0.8 x  -  2.1 x         1.2 x

                                        ----------------------------------------
                                             Enterprise Value/Gross Margin
                                        ----------------------------------------
                                           Mean       Median     Low      High
                                        ----------  ---------- -------  --------
    CY'00 Gross Margin                      3.3 x       2.8 x   2.0 x  -  5.6 x         1.5 x
    CY'01 Gross Margin                      1.9 x       1.8 x   1.2 x  -  3.0 x         1.9 x
                                                                                     --------------

(1) Includes acquisitions of software companies with revenues greater than $5 million as announced after January 1, 1999 and with transaction values between $10 million and $500 million. Source: Commscan M&A Desk.
(2) LTM revenues from time of announcement.
(3) Implied company value / LTM revenue.
(4) See Appendix B for detail.

Appendices

Premiums Paid Analysis

Premium Analysis for Acquisition of Minority Interest

(Dollars in millions)

   Date     Date                            Acquiror                       Target        Target          Remaining      Enterprise
Announced Completed       Acquiror           Ticker         Target         Ticker      Description        Interest       Value
--------- ---------  -------------------   ---------   ----------------   --------  ------------------- --------------  -----------
 10/27/98  12/14/98  Allmerica Financial      AFC       Citizens Corp.       CZC    Underwrites                17.5%     $1,134
                      Corp.                                                          property and
                                                                                     casualty
                                                                                     insurance

   3/8/99   12/1/99  Investor Group         Private     ENStar, Inc.        ENSR    Network comms              45.0%        $38
                                                                                     service providers

  7/29/99   9/14/99  Investors (63% of      Private     Concord Fabrics      CIS    Fabric                     37.0%        $21
                      Shareholders)                      Inc.                        designer/developer

   9/8/99   6/28/00  Investors              Private     Sunrise             SUNL    Sells data                 40.6%        $12
                      (Peter King)                       International               processing
                                                         Leasing Corp.               equipment

  1/31/00   6/30/00  Thermo Electron          TMO       Thermedics Inc       TMD    Drug testing               24.5%       $454
                      Corporation                                                    equipment
                                                                                     manufacturer

  1/31/00   4/13/00  Thermo Instrument        THI       Thermo Bio           TBA    Analytic equip.            22.7%       $612
                      Systems, Inc.                      Analysis                    for biotech
                                                         Corp.

  2/22/00   6/15/00  Global Crossing Ltd.    GBLX       IXnet, Inc.         EXNT    Manufactures office        27.0%     $1,781
                                                                                     furniture

  3/24/99   11/4/99  Warburg, Pincus        Private     Knoll Inc.           KNL    Extranet                   43.5%     $1,137
                      Ventures                                                       connections for
                      LP/Investor Group                                              financial industry

  4/24/00   7/14/00  Management Group       Private     Cherry Corp.        CHERA   Semiconductor              46.0%       $417
                      (Led by Peter                                                  component
                      Cherry)                                                        manufacturer

  6/22/00   Pending  G.C. Associates        Private     American            AMEP    Educational                31.2%        $84
                      Holdings                          Educational                  products
                      Corp.                             Products, Inc.

  8/31/00   Pending  Minolta Co.,           7753 JP     Minolta-QMS, Inc.    MQC    Document imaging           49.0%        $81
                      Ltd./(2)/                                                      manufacturer

  9/21/00   Pending  Ford Motor Co.            F        Hertz Corp.          HRZ    Automobile and             18.5%     $1,294
                                                                                     machinery leasor

----------------------------------------------------------------------------------------------------------------------------------
 10/24/00   Pending  Titan                  Private     Poseidon/(3)/               eCommerce solution         38.0%       ($21)
                                                                                    provider
----------------------------------------------------------------------------------------------------------------------------------

(Dollars in millions)
                                                                      Prices                     Premium Analysis
                                                      -------------------------------------  ------------------------
                                              Offer
   Date     Date                            Price Per    1 Day     1 Week      1 Month        1 Day   1 Week  1 Month   Consid-
Announced Completed       Acquiror           Share    Prior/(1)/ Average/(1)/  Average/(1)/   Prior  Average  Average   eration
--------- ---------  --------------------  ---------- ---------- ------------ -------------  ------- -------  -------  ---------
 10/27/98  12/14/98  Allmerica Financial     $29.00     $27.56       $28.31       $27.14        5.2%    2.4%     6.8%    Cash
                      Corp.

   3/8/99   12/1/99  Investor Group          $10.00      $8.00        $7.92        $7.96       25.0%   26.3%    25.6%    Cash

  7/29/99   9/14/99  Investors (63% of        $7.88      $5.63        $5.79        $5.74       40.1%   36.2%    37.3%    Cash
                      Shareholders)

   9/8/99   6/28/00  Investors                $9.50      $4.25        $4.31        $4.22      123.5%  120.6%   125.0%    Cash
                      (Peter King)

  1/31/00   6/30/00  Thermo Electron          $8.00      $6.13        $6.36        $5.73       30.6%   25.7%    39.5%    Stock
                      Corporation

  1/31/00   4/13/00  Thermo Instrument       $28.00     $18.50       $18.35       $17.54       51.4%   52.6%    59.7%    Cash
                      Systems, Inc.

  2/22/00   6/15/00  Global Crossing Ltd.    $62.03     $52.50       $50.65       $44.01       18.2%   22.5%    40.9%    Stock

  3/24/99   11/4/99  Warburg, Pincus         $25.00     $15.25       $17.06       $18.33       63.9%   46.5%    36.4%    Cash
                      Ventures
                      LP/Investor Group

  4/24/00   7/14/00  Management Group        $26.40     $13.00       $12.93       $14.40      103.1%  104.3%    83.3%    Cash
                      (Led by Peter
                      Cherry)

  6/22/00   Pending  G.C. Associates         $10.00      $9.38        $9.31        $9.09        6.7%    7.4%    10.1%    Cash
                      Holdings
                      Corp.

  8/31/00   Pending  Minolta Co.,             $5.25      $3.00        $2.99        $3.01       75.0%   75.7%    74.7%    Cash
                      Ltd./(2)/

  8/31/00   Pending  Ford Motor Co.          $30.00     $24.25       $24.65       $27.82       23.7%   21.7%     7.8%    Cash

                                                                              ----------------------------------------
                                                                                 High         123.5%  120.6%   125.0%
                                                                                  Low           5.2%    2.4%     6.8%
                                                                                 Mean          47.2%   45.2%    45.6%
                                                                               Median          35.4%   31.2%    38.4%
                                                                              ----------------------------------------
----------------------------------------------------------------------------------------------------------------------
 10/24/00   Pending  Titan                     6.38      $3.28        $3.16        $3.69       94.3%  102.0%    72.6%
----------------------------------------------------------------------------------------------------------------------

 /(1)/ All periods are relative to announcement period.
 /(2)/ Minolta share price calculated using Japanese Yen spot rate as of 10/23/00.
 /(3)/ All periods relative to 10/24/00.
 Source: Commscan M&A Desk, SEC filings and press releases.


Comparable Company Analysis

Comparable Company Analysis (1)
(Dollars and shares in millions, except per share data.)


                                                     Stock Price Information         Market Cap. & Other Financial Data
                                                      Price @  52 Week Range  Market     Revenue          Balance Sheet  Enterprise
                                                               -------------         -----------------    -------------
Company                                  Symbol FYE   10/24/00  High    Low    Cap.  CY99  CY00   CY01     Cash   Debt   Value (EV)
------------------------------------     ------ ---  ---------  ----    ---    ---   ----  ----   ----     ----   ----   ----------
Platform
--------
Allaire Corp.                              ALLR Dec    $6.50   $94.13  $6.00   $205  $55.2 $117.6 $170.1   $26.3  $ 3.0        $181
NetObjects Inc.                            NETO Sep    $3.53   $45.69  $1.75   $114  $24.5 $ 43.7 $ 65.1   $11.5  $ 0.3        $103
Viador Inc.                                VIAD Dec    $6.88   $64.81  $3.56   $142  $10.2 $ 30.1 $ 56.8   $26.3  $ 3.0        $119

                                                                                                                              Mean:
                                                                                                                            Median:

Content Management
------------------
Eprise Corporation                         EPRS Dec    $4.75   $27.44  $3.13   $130  $ 3.7 $ 19.1 $ 40.7   $79.2  $ 0.0        $ 51
Open Market, Inc.                          OMKT Dec    $3.38   $65.50  $2.31   $163  $83.0 $102.3 $116.5   $39.4  $12.0        $136

                                                                                                                              Mean:
                                                                                                                            Median:

Configuration
-------------
Calico Commerce, Inc.                      CLIC Mar    $3.81   $75.75  $2.25   $136  $30.1 $ 53.8 $ 86.4   $68.7  $ 3.1        $ 70

                                                                                                                      Overall Mean:
                                                                                                                    Overall Median:
                                                                                                                               Low:
                                                                                                                              High:

------------------------------------------------------------------------------------------------------------------------------------
Poseidon (at offer price)/(2)/                  Dec    $6.38   $74.75  $3.06   $111  $44.0 $ 51.7 $ 28.3   $78.0  $ 0.0        $ 33

Poseidon (at 10/24/00 closing price)/(2)/       Dec    $3.44   $74.75  $3.06   $ 57  $44.0 $ 51.7 $ 28.3   $78.0  $ 0.0        $(21)
------------------------------------------------------------------------------------------------------------------------------------

                                           EV/ Revenue    EV/ Gross Margin   Growth & Margin Data
                                                                                Revenue Growth     MRQ
                                                                             --------------------
Company                                   CY00    CY01     CY00       CY01   99 - 00      00 - 01   GM
------------------------------------      ----    ----     ----       ----   -------      -------   --

Platform
--------
Allaire Corp.                             1.5 x   1.1 x    2.0 x      1.3 x   113.2%        44.6%     79%
NetObjects Inc.                           2.4 x   1.6 x    3.2 x      2.2 x    78.3%        48.9%     69%
Viador Inc.                               3.9 x   2.1 x    5.6 x      3.0 x   195.1%        88.7%     69%

                                          ---------------------------------------------------------------
                                          2.6 x   1.6 x    3.6 x      2.2 x   128.9%        60.7%     72%
                                          2.4 x   1.6 x    3.2 x      2.2 x   113.2%        48.9%     69%
                                          ---------------------------------------------------------------

Content Management
------------------
Eprise Corporation                        2.6 x   1.2 x    4.3 x      1.6 x   423.1%       112.6%     55%
Open Market, Inc.                         1.3 x   1.2 x    2.3 x      2.0 x    23.3%        13.9%     57%

                                          ---------------------------------------------------------------
                                          2.0 x   1.2 x    3.3 x      1.8 x   223.2%        63.2%     56%
                                          2.0 x   1.2 x    3.3 x      1.8 x   223.2%        63.2%     56%
                                          ---------------------------------------------------------------

Configuration
-------------
Calico Commerce, Inc.                     1.3 x   0.8 x    2.2 x      1.2 x    78.9%        60.6%     56%

                                          ---------------------------------------------------------------
                                          2.2 x   1.3 x    3.3 x      1.9 x   152.0%        61.5%     64%
                                          2.0 x   1.2 x    2.8 x      1.8 x    96.0%        54.7%     63%
                                          1.3 x   0.8 x    2.0 x      1.2 x    23.3%        13.9%     55%
                                          3.9 x   2.1 x    5.6 x      3.0 x   423.1%       112.6%     79%
                                          ---------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
Poseidon (at offer price)/(2)/            0.6 x   1.2 x    1.5 x      1.9 x    17.4%       (45.3%)    47%

Poseidon (at 10/24/00 closing price)/(2)/  NM      NM       NM         NM      17.4%       (45.3%)    47%
---------------------------------------------------------------------------------------------------------


(1) Revenue and earnings estimates provided by Dain Rauscher, First Call, and various Wall Street sources.
(2) Revenue and earnings estimates provided by Poseidon Management.

                                       30